Fees Summary	Jan. 22, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 12,912,078.40
Previously Paid Amount	0
Total Fee Amount	1,783.16
Total Offset Amount	0
Net Fee	$ 1,783.16